UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

DIAMEDICA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 496-5454

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual general meeting of the shareholders of DiaMedica Therapeutics Inc. (the “Company”) held on July 15, 2021 (the “2021 AGM”), the Company’s shareholders elected each of Amy Burroughs and Charles Semba, M.D. as a director of the Company effective immediately. Information about these two new directors can be found in the Company’s definitive proxy statement for the Company’s 2021 AGM, which was filed with the Securities and Exchange Commission on June 3, 2021.

Amy Burroughs will serve as a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board of Directors and Charles Semba, M.D. will serve as a member of the Audit Committee and the Compensation Committee of the Board of Directors, in each case effective immediately.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company held its 2021 AGM on July 15, 2021. As of the close of business on May 27, 2021, the record date for the 2021 AGM, there were 18,786,157 voting common shares outstanding and entitled to vote at the 2021 AGM. Each voting common share was entitled to one vote. Shareholders holding an aggregate of 10,748,667 voting common shares entitled to vote at the 2021 AGM, representing 57.2% of the outstanding shares as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2021 AGM.

At the 2021 AGM, the Company’s shareholders considered two voting proposals, each of which is described in more detail in the Company’s definitive proxy statement for the 2021 AGM filed with the United States Securities and Exchange Commission on June 3, 2021.

The final results of each voting proposal brought before a vote of the Company’s shareholders at the 2021 AGM are set forth below:

Voting Proposal No. 1 - Election of Directors.

The six director nominees proposed by the Company’s Board of Directors (the “Board”) were elected to serve as members of the Board until the next annual general meeting of shareholders and until their respective successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Richard Pilnik	4,810,009	217,428	5,721,230
Michael Giuffre, M.D.	4,985,177	42,260	5,721,230
James Parsons	4,856,386	171,051	5,721,230
Rick Pauls	4,978,646	48,791	5,721,230
Amy Burroughs	4,999,100	28,337	5,721,230
Charles Semba, M.D.	4,999,142	28,295	5,721,230

Voting Proposal No. 2 - Appointment of Independent Registered Public Accounting Firm.

The voting proposal to appoint Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and authorize the Board to fix the Company’s independent registered public accounting firm’s remuneration was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,734,645	0	14,022	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

	By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: July 16, 2021